                                                                      Exhibit 24


                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Company"), does hereby constitute and appoint BOB F. McCOY, SHAWNA L. GEHRES, and LORETTA K. ROBERTS their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of the Company, as hereinafter set forth below their signature, to sign the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Company does hereby constitute and appoint BOB F. McCOY, SHAWNA L. GEHRES, and LORETTA K. ROBERTS its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 23rd day of January, 2000.


     /s/ Keith E. Bailey                          /s/ Howard E. Janzen
-----------------------------------        -------------------------------------
Keith E. Bailey                            Howard E. Janzen
Non-Executive Chairman of the Board        President and Chief Executive Officer


                              /s/ Scott E. Schubert
                         --------------------------------
                         Scott E. Schubert
                         Chief Financial Officer

WILLIAMS COMMUNICATIONS GROUP, INC. - POWER OF ATTORNEY
January 23, 2000
Page Two


   /s/ John C. Bumgarner, Jr.                           /s/ J. Cliff Eason
----------------------------------              --------------------------------
John C. Bumgarner, Jr.                          J. Cliff Eason
Director                                        Director


   /s/ James R. Herbster                                /s/ Michael P. Johnson
----------------------------------              --------------------------------
James R. Herbster                               Michael P. Johnson
Director                                        Director


   /s/ Steven J. Malcolm                                /s/ Jack D. McCarthy
----------------------------------              --------------------------------
Steven J. Malcom                                Jack D. McCarthy
Director                                        Director


   /s/ H. Brian Thompson                                /s/ Cuba Wadlington, Jr.
----------------------------------              --------------------------------
H. Brian Thompson                               Cuba Wadlington, Jr.
Director                                        Director


   /s/ Roy A. Wilkens                                   /s/ Kenneth K. Kinnear
----------------------------------              --------------------------------
Roy A. Wilkens                                  Kenneth K. Kinnear
Director                                        Controller & Chief Accounting
                                                Officer

WILLIAMS COMMUNICATIONS GROUP, INC.

By   /s/ Howard E. Janzen
   --------------------------------
   Howard E. Janzen
   President and Chief Executive
   Officer

ATTEST:

    /s/ Shawna L. Gehres
-----------------------------------
Shawna L. Gehres
Secretary

                        WILLIAMS COMMUNICATIONS GROUP, INC.


         I, the undersigned, Shawna L. Gehres, Secretary of WILLIAMS COMMUNICATIONS GROUP, INC. a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of January 23, 2000, to the following:

                  RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.


         I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of WILLIAMS COMMUNICATIONS GROUP, INC. this 27th day of March, 2000.


                                                        /s/ Shawna L. Gehres
                                                    ----------------------------
                                                            Shawna L. Gehres
                                                               Secretary
[CORPORATE SEAL]